UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): January 25, 2006

OLD NATIONAL BANCORP
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Indiana (State or other jurisdiction of incorporation)	001-15817 (Commission File Number)	35-1539838 (IRS Employer Identification No.)
One Main Street
Evansville, Indiana 47708
(Address of Principal Executive Offices, including Zip Code)
(812) 464-1294
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

TABLE OF CONTENTS

Item 2.02. Results of Operation and Financial Condition
Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release
Financial Trends
Item 2.02. Results of Operation and Financial Condition.
     On January 31, 2006, Old National Bancorp (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year 2005. The Company also released its financial trends including its 2005 results. The financial trends are included as Exhibit 99.2 hereto which is incorporated herein by reference. In connection therewith, a slide presentation outlining fourth quarter and full year 2005 earnings, the company’s financial outlook, and current strategic developments will be available on the Company’s website to supplement the conference call to be held on January 31, 2006, at 2:30 p.m. CST and will be accessible at www.oldnational.com before the conference call begins.
     In addition, the Company announced that it will restate its audited financial statements for the years ended December 31, 2002, 2003 and 2004 and its unaudited interim financial statements for the quarters ended March 31, June 30 and September 30, 2004 and 2005 to correct the accounting for certain derivative transactions relating to interest rate swap agreements on the Company’s junior subordinated debt and brokered certificates of deposit.
     A copy of the press release is attached to this report as Exhibit 99.1.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
     On January 25, 2006, management and the Audit Committee of the Board of Directors of the Company, concluded that the Company’s audited financial statements for the years ended December 31, 2002, 2003 and 2004 included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 and its unaudited interim financial statements for each of the quarters ended March 31, June 30 and September 30, 2004 and 2005 included in the Company’s Forms 10-Q for such quarters should no longer be relied upon as a result of the accounting treatment applied by the Company in connection with certain derivative transactions associated with its brokered certificates of deposit and junior subordinated debt under Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS No. 133”).
     Management and the Audit Committee have discussed the matters surrounding the restatement of the financial statements disclosed herein pursuant to Item 4.02(a) of Form 8-K with the Company’s independent registered public accounting firm.
     Accordingly, the Company intends to amend its Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Reports on Form 10-Q for each of the quarters ended March 31, June 30 and September 30, 2005 to reflect the proper application of SFAS No. 133. In connection with this restatement, the Company will be making certain other non-significant adjustments to its financial statements for the quarters ended June 30 and September 30, 2005.
Background
     Since 2001, the Company has entered into interest rate swap agreements to hedge the interest rate risk inherent in certain of its junior subordinated debt and brokered certificates of deposit. From inception of these transactions, the Company has applied a method of fair value hedge accounting under SFAS No. 133

(commonly referred to as the “short-cut” method) and, as a result, assumed no ineffectiveness in the hedging relationships. However, based upon re-examination of the original documentation supporting the designation of these swap transactions as hedges, the Company concluded that the hedging relationships involving brokered certificates of deposit did not qualify for the short-cut method in prior periods because the related swap did not have a fair value of zero at inception (a requirement under SFAS No. 133 to qualify for the short-cut method). Additionally, the Company determined that the hedging relationships involving junior subordinated debt did not qualify for the short-cut method in prior periods because of an interest deferral feature that permits interest payments to be deferred for up to 20 consecutive quarterly periods without creating an event of default or acceleration.
     The Company continues to believe that the swaps have been and will continue to be highly effective economic hedges. However, the hedging relationships do not qualify for the “short-cut” method of accounting and cannot qualify for preferable hedge accounting treatment retrospectively due to a lack of applicable contemporaneous documentation.
     Fair value hedge accounting allows a company to offset the fair value adjustment of the hedged item with the fair value adjustment of the related interest rate swap. Eliminating the application of fair value hedge accounting reverses the market value adjustments that were made to the junior subordinated debt and brokered certificates of deposit and results in fluctuations in the market value of the interest rate swaps being recognized currently in the income statement without the offsetting adjustment to the liability accounts.
     In January of 2006, Old National decided to terminate certain swaps and has redesignated the remaining interest rate swaps on its junior subordinated debt and brokered certificates of deposit as fair value hedges utilizing the long-haul method of effectiveness testing, and as a result should receive hedge accounting treatment in future periods. The future impact on earnings from the related ineffectiveness is expected to be minimal.
     The tables below set forth the primary changes from the previously reported quarterly financial results for the periods ended March 31, June 30, and September 30, 2005 and for the year ended December 31, 2004 and for the quarterly periods in 2004. The restatement required the following adjustments:
1.	The net cash settlements under the interest rate swaps that were originally reported in interest expense have been reclassified to noninterest income.

2.	The change in the fair value of the interest rate swaps that originally off-set the change in the fair value of the associated junior subordinated debt and brokered certificates of deposit is reported in noninterest income.

3.	Income tax expense (benefits) for the adjustments.

4.	The fair value adjustments to the brokered certificates of deposit have been eliminated.

5.	The fair value adjustments to the junior subordinated debt have been eliminated.

6.	The income tax liability has changed as a result of the adjustments noted above.

7.	The adjustment to stockholders’ equity reflects the cumulative impact of the adjustments, net of income taxes.

2005
OLD NATIONAL BANCORP
($ and shares in thousands except per share data)

	As Previously Reported			Adjustments			As Restated
	1Q	2Q	3Q	1Q	2Q	3Q	1Q	2Q	3Q	4Q	YTD
	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005	2005

Condensed Statement of Income
Net Interest Income (1)	$58,638	$57,126	$57,608	$(3,441)	$(2,445)	$(1,942)	$55,197	$54,681	$55,666	$53,608	$219,152
Provision for Loan Losses	5,100	6,000	6,000	—	—	—	5,100	6,000	6,000	6,000	23,100
Noninterest Income (2)	36,005	38,473	39,268	(2,747)	8,045	(4,808)	33,258	46,518	34,460	45,662	159,898
Noninterest Expense	66,356	63,901	62,002	—	—	—	66,356	63,901	62,002	69,848	262,107

Income before Income Taxes	23,187	25,698	28,874	(6,188)	5,600	(6,750)	16,999	31,298	22,124	23,422	93,843
Income Taxes (3)	3,747	4,489	5,774	(2,304)	2,112	(2,526)	1,443	6,601	3,248	3,962	15,254

Income -Cont. Operations	19,440	21,209	23,100	(3,884)	3,488	(4,224)	15,556	24,697	18,876	19,460	78,589
Income-Disc Operations	(984)	1,666	(15,507)	—	(1,124)	1,124	(984)	542	(14,383)	—	(14,825)

Net Income	$18,456	$22,875	$7,593	$(3,884)	$2,364	$(3,100)	$14,572	$25,239	$4,493	$19,460	$63,764

Diluted Earnings Per Share
Income from Cont Operations	$0.28	$0.31	$0.34	$(0.06)	$0.06	$(0.06)	$0.22	$0.37	$0.28	$0.28	$1.15
Income from Disc Operations	(0.01)	0.02	(0.23)	—	(0.02)	0.02	(0.01)	—	(0.21)	—	(0.22)

Net Income	$0.27	$0.33	$0.11	$(0.06)	$0.04	$(0.04)	$0.21	$0.37	$0.07	$0.28	$0.93

Diluted Common Shares O/S	68,787	68,488	68,331	—	—	—	68,787	68,488	68,331	67,591	68,256

Condensed Balance Sheet
Earning Assets	$7,949,544	$7,728,290	$7,704,823	$—	$—	$—	$7,949,544	$7,728,290	$7,704,823	$7,611,157	$7,611,157
Nonearning Assets	843,503	922,048	830,468	—	(1,830)	—	843,503	920,218	830,468	880,865	880,865

Total Assets	$8,793,047	$8,650,338	$8,535,291	$—	$(1,830)	$—	$8,793,047	$8,648,508	$8,535,291	$8,492,022	$8,492,022

Deposits (4)	$6,361,663	$6,320,772	$6,365,172	$8,258	$3,327	$8,208	$6,369,921	$6,324,099	$6,373,380	$6,465,636	$6,465,636
Short-term Borrowings	493,312	468,046	350,999	—	—	—	493,312	468,046	350,999	302,765	302,765
Other Borrowings (5)	1,155,595	1,051,315	1,036,093	(3,332)	(3,999)	(2,130)	1,152,263	1,047,316	1,033,963	954,925	954,925
Other Liabilities (6)	111,888	107,979	110,226	(1,926)	(521)	(2,342)	109,962	107,458	107,884	118,798	118,798
Stockholders Equity (7)	670,589	702,226	672,801	(3,000)	(637)	(3,736)	667,589	701,589	669,065	649,898	649,898

Total Liab & Equity	$8,793,047	$8,650,338	$8,535,291	$—	$(1,830)	$—	$8,793,047	$8,648,508	$8,535,291	$8,492,022	$8,492,022

Impact on Certain Ratios
(Based on Net Income)
Net Interest Margin	3.22%	3.20%	3.26%	(0.17)%	(0.13)%	(0.10)%	3.05%	3.07%	3.16%	3.09%	3.09%
Return on Ave Assets	0.84%	1.05%	0.36%	(0.18)%	0.11%	(0.15)%	0.66%	1.16%	0.21%	0.92%	0.74%
Return on Average Equity	10.48%	13.18%	4.48%	(2.21)%	1.51%	(1.82)%	8.27%	14.69%	2.66%	11.69%	9.33%
Efficiency Ratio (A)	66.22%	63.18%	60.72%	4.36%	(3.31)%	4.30%	70.58%	59.86%	65.02%	66.87%	65.43%
Ave Equity to Ave Assets	7.99%	7.96%	7.92%	—	(0.08)%	(0.01)%	7.99%	7.88%	7.91%	7.91%	7.92%
Tier 1 Risk Based Capital	11.01%	10.06%	10.42%	(0.05)%	0.02%	(0.06)%	10.96%	10.08%	10.36%	10.64%	10.64%
Leverage (to ave assets)	7.76%	7.22%	7.61%	(0.03)%	0.01%	(0.04)%	7.73%	7.23%	7.57%	7.67%	7.67%

Book Value	$9.76	$10.18	$9.89	$(0.04)	$—	$(0.05)	$9.72	$10.18	$9.84	$9.61	$9.61

(A)	Based on Continuing Operations.

OLD NATIONAL BANCORP
($ and shares in thousands except per share data)

	As Previously Reported				Adjustments				As Restated
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004	2004

Condensed Statement of Income
Net Interest Income (1)	$65,099	$65,130	$60,988	$59,512	$(5,021)	$(5,131)	$(4,681)	$(4,139)	$60,078	$59,999	$56,307	$55,373
Provision for Loan Losses	7,500	7,500	7,400	—	—	—	—	—	7,500	7,500	7,400	—
Noninterest Income (2)	37,660	42,380	35,165	35,853	9,263	(9,163)	10,419	1,311	46,923	33,217	45,584	37,164
Noninterest Expense	74,002	91,725	69,094	74,582	—	—	—	—	74,002	91,725	69,094	74,582

Income before Income Taxes	21,257	8,285	19,659	20,783	4,242	(14,294)	5,738	(2,828)	25,499	(6,009)	25,397	17,955
Income Taxes (3)	2,667	(1,930)	1,840	2,587	1,582	(5,338)	2,163	(1,042)	4,249	(7,268)	4,003	1,545

Income -Cont. Operations	18,590	10,215	17,819	18,196	2,660	(8,956)	3,575	(1,786)	21,250	1,259	21,394	16,410
Income-Disc Operations	919	1,068	365	399	—	—	—	—	919	1,068	365	399

Net Income	$19,509	$11,283	$18,184	$18,595	$2,660	$(8,956)	$3,575	$(1,786)	$22,169	$2,327	$21,759	$16,809

Diluted Earnings Per Share
Income from Cont Operations	$0.27	$0.14	$0.26	$0.26	$0.04	$(0.13)	$0.05	$(0.03)	$0.31	$0.01	$0.31	$0.23
Income from Disc Operations	0.01	0.02	—	0.01	—	—	—	—	0.01	0.02	—	0.01

Net Income	$0.28	$0.16	$0.26	$0.27	$0.04	$(0.13)	$0.05	$(0.03)	$0.32	$0.03	$0.31	$0.24

Diluted Common Shares O/S	69,783	70,160	70,067	70,022	—	—	—	—	69,783	70,160	70,067	70,022

Condensed Balance Sheet
Earning Assets	$8,466,808	$8,175,191	$8,122,791	$8,012,398	$—	$—	$—	$—	$8,466,808	$8,175,191	$8,122,791	$8,012,398
Nonearning Assets	800,481	866,259	858,924	885,906	—	—	—	—	800,481	866,259	858,924	885,906

Total Assets	$9,267,289	$9,041,450	$8,981,715	$8,898,304	$—	$—	$—	$—	$9,267,289	$9,041,450	$8,981,715	$8,898,304

Deposits (4)	$6,385,103	$6,346,326	$6,408,129	$6,414,263	$(783)	$8,152	$3,436	$4,446	$6,384,320	$6,354,478	$6,411,565	$6,418,709
Short-term Borrowings	471,403	426,679	338,531	347,353	—	—	—	—	471,403	426,679	338,531	347,353
Other Borrowings (5)	1,533,202	1,456,179	1,405,522	1,312,661	(11,862)	(6,504)	(7,525)	(5,708)	1,521,340	1,449,675	1,397,997	1,306,953
Other Liabilities (6)	136,720	138,968	117,187	120,819	4,594	(741)	1,420	378	141,314	138,227	118,607	121,197
Stockholders Equity (7) (B)	740,861	673,298	712,346	703,208	8,051	(907)	2,669	884	748,912	672,391	715,015	704,092

Total Liab & Equity	$9,267,289	$9,041,450	$8,981,715	$8,898,304	$—	$—	$—	$—	$9,267,289	$9,041,450	$8,981,715	$8,898,304

Impact on Certain Ratios
Net Interest Margin	3.37%	3.38%	3.30%	3.21%	(0.24)%	(0.25)%	(0.23)%	(0.21)%	3.13%	3.13%	3.07%	3.00%
Return on Ave Assets	0.84%	0.49%	0.81%	0.83%	0.12%	(0.39)%	0.16%	(0.08)%	0.96%	0.10%	0.97%	0.75%
Return on Average Equity	10.68%	6.34%	10.58%	10.45%	1.35%	(5.04)%	2.01%	(1.03)%	12.03%	1.30%	12.59%	9.42%
Efficiency Ratio (A)	67.99%	80.78%	67.67%	73.72%	(2.55)%	11.63%	(3.60)%	2.11%	65.44%	92.41%	64.07%	75.83%
Ave Equity to Ave Assets	7.89%	7.69%	7.66%	7.90%	0.07%	0.05%	0.04%	0.03%	7.96%	7.74%	7.70%	7.93%
Tier 1 Risk Based Capital	11.08%	11.31%	11.43%	11.18%	0.13%	(0.01)%	0.05%	0.01%	11.21%	11.30%	11.48%	11.19%
Leverage (to ave assets)	7.53%	7.48%	7.69%	7.68%	0.08%	(0.01)%	0.03%	0.01%	7.61%	7.47%	7.72%	7.69%

Book Value	$10.62	$9.68	$10.29	$10.15	$0.11	$(0.02)	$0.03	$0.01	$10.73	$9.66	$10.32	$10.16

(A)	Based on Continuing Operations.
(B)	Stockholder’s Equity was impacted by cumulative prior year adjustments of $5,390 and adjustments to the current year net income of $(4,506).

OLD NATIONAL BANCORP
($ and shares in thousands except per share data)

	As Previously Reported			Adjustments			As Restated
	2002	2003	2004	2002	2003	2004	2002	2003	2004

Condensed Statement of Income
Net Interest Income (1)	$289,424	$271,957	$250,729	$(9,904)	$(16,666)	$(18,972)	$279,520	$255,291	$231,757
Provision for Loan Losses	33,500	85,000	22,400	—	—	—	33,500	85,000	22,400
Noninterest Income (2)	147,891	164,059	151,058	25,957	8,883	11,830	173,848	172,942	162,888
Noninterest Expense	252,317	275,801	309,403	—	—	—	252,317	275,801	309,403

Income before Income Taxes	151,498	75,215	69,984	16,053	(7,783)	(7,142)	167,551	67,432	62,842
Income Taxes (3)	34,198	7,273	5,164	5,855	(2,892)	(2,635)	40,053	4,381	2,529

Income -Cont. Operations	117,300	67,942	64,820	10,198	(4,891)	(4,507)	127,498	63,051	60,313
Income-Disc Operations	632	2,471	2,751	—	—	—	632	2,471	2,751

Net Income	$117,932	$70,413	$67,571	$10,198	$(4,891)	$(4,507)	$128,130	$65,522	$63,064

Diluted Earnings Per Share
Income from Cont Operations	$1.66	$0.97	$0.93	$0.14	$(0.07)	$(0.07)	$1.80	$0.90	$0.86
Income from Disc Operations	0.01	0.03	0.04	—	—	—	0.01	0.03	0.04

Net Income	$1.67	$1.00	$0.97	$0.14	$(0.07)	$(0.07)	$1.81	$0.93	$0.90

Diluted Common Shares O/S	70,673	70,174	70,024	—	—	—	70,673	70,174	70,024

Condensed Balance Sheet
Earning Assets	$8,860,651	$8,518,204	$8,012,398	$—	$—	$—	$8,860,651	$8,518,204	$8,012,398
Nonearning Assets	751,905	845,028	885,906	—	—	—	751,905	845,028	885,906

Total Assets	$9,612,556	$9,363,232	$8,898,304	$—	$—	$—	$9,612,556	$9,363,232	$8,898,304

Deposits (4)	$6,439,280	$6,493,092	$6,414,263	$(2,345)	$1,747	$4,446	$6,436,935	$6,494,839	$6,418,709
Short-term Borrowings	918,349	414,588	347,353	—	—	—	918,349	414,588	347,353
Other Borrowings (5)	1,397,857	1,624,092	1,312,661	(13,843)	(10,150)	(5,708)	1,384,014	1,613,942	1,306,953
Other Liabilities (6)	116,360	115,970	120,819	5,907	3,013	378	122,267	118,983	121,197
Stockholders Equity (7)	740,710	715,490	703,208	10,281	5,390	884	750,991	720,880	704,092

Total Liab & Equity	$9,612,556	$9,363,232	$8,898,304	$—	$—	$—	$9,612,556	$9,363,232	$8,898,304

Impact on Certain Ratios
Net Interest Margin	3.65%	3.37%	3.31%	(0.11)%	(0.19)%	(0.23)%	3.54%	3.18%	3.08%
Return on Ave Assets	1.27%	0.74%	0.74%	0.11%	(0.05)%	(0.05)%	1.38%	0.69%	0.69%
Return on Average Equity	17.05%	9.48%	9.51%	1.38%	(0.76)%	(0.68)%	18.43%	8.72%	8.83%
Efficiency Ratio (A)	54.56%	59.81%	72.68%	(1.83)%	1.03%	1.24%	52.73%	60.84%	73.92%
Ave Equity to Ave Assets	7.47%	7.78%	7.79%	0.03%	0.08%	0.04%	7.50%	7.86%	7.83%
Tier 1 Risk Based Capital	11.12%	10.96%	11.18%	0.16%	0.09%	0.01%	11.28%	11.05%	11.19%
Leverage (to ave assets)	7.53%	7.35%	7.68%	0.11%	0.06%	0.01%	7.64%	7.41%	7.69%

Book Value	$10.52	$10.24	$10.15	$0.15	$0.07	$0.01	$10.67	$10.31	$10.16
(A) Based on Continuing Operations.

Internal Control Over Financial Reporting
     Management of Old National will restate its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2004, originally included in management’s report on Internal Control over Financial Reporting in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004. In that report management concluded that the Company’s internal control over financial reporting was effective as of that date. A material weakness is a control deficiency, or a combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Management has now concluded that the Company’s internal control over financial reporting as of December 31, 2004 was ineffective as a result of the following material weakness:
     The Company did not maintain effective controls over the identification, evaluation and documentation of all contractual terms included in certain derivative financial instruments and certain liabilities designated in hedging relationships. Specifically, the Company failed to consider the impact of upfront fees included in interest rate swap agreements and interest deferral features embedded in the Company’s junior subordinated debt. As a result, the Company incorrectly used the short-cut method of accounting which assumes no hedge ineffectiveness. This control deficiency resulted in the restatement of the Company’s consolidated financial statements for the years ended December 31, 2004, 2003 and 2002 and for each of the interim periods in fiscal years 2005 and 2004. Additionally, this control deficiency could result in a misstatement of the derivatives, hedged liabilities and related income statement accounts that would result in a material misstatement to the Company’s annual or interim consolidated financial statements that would not be prevented or detected. Accordingly, management of the Company determined that this control deficiency constitutes a material weakness.
     As a result, management’s report on Internal Control over Financial Reporting, as originally filed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2004, should no longer be relied upon and will be restated when the Company files its 2004 Form 10-K/A. In such Form 10-K/A, the Company (i) will conclude that the aforementioned controls were not effective as of December 31, 2004 and (ii) expects that PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm will issue an opinion stating that the Company did not maintain effective controls over financial reporting as of December 31, 2004.
     The impact of this internal control deficiency on the Company’s assessment of internal control over financial reporting as of December 31, 2005 has not yet been determined as management’s assessment and control testing is not complete.
     As of the date of this filing, the Company has remediated the internal control deficiency identified above to ensure future hedging transactions are appropriately classified in accordance with GAAP and, additionally, that updating procedures performed by the accounting and financial reporting functions in respect of prior period accounting conclusions include timely evaluation of changes in technical interpretations of existing GAAP and/or changes in business conditions. In connection with that remediation effort the Company has:

1)	Established enhanced procedures to be performed by knowledgeable and trained accounting personnel over documentation, evaluation and classification of new hedging relationships;

2)	Established an enhanced quarterly and annual procedure to review the impact of new interpretations or accounting changes in respect of the application of hedge accounting on previous significant hedging relationships;

3)	Established a policy that the long haul method of hedge accounting be utilized in all hedging relationships unless otherwise approved by the Senior Accounting Officer of the Company;

4)	Retained a consultant to provide additional guidance with respect to complex derivative accounting principles; and

5)	Established a plan to augment its accounting expertise through extensive training on accounting for derivatives and hedging activities.
     Management and the Audit Committee have discussed the matters described in this report with PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits.
99.1	Press Release of the Company dated January 31, 2006

99.2	Financial Trends of the Company dated January 31, 2006
*  *  *

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: January 31, 2006

OLD NATIONAL BANCORP
By:	/s/ Christopher A. Wolking
Christopher A. Wolking
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of the Company dated January 31, 2006

99.2	Financial Trends of the Company dated January 31, 2006